UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

SAB BIOTHERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 East 54th Street North
Sioux Falls, South Dakota		57104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 605 679-6980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SABS	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	SABSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2023, SAB Biotherapeutics, Inc., a Delaware corporation (the “Company”) issued a press release announcing its financial results for the year ended 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this “Item 2.02 - Results of Operations and Financial Condition”, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 30, 2023, the audit committee (the “Audit Committee”) of the board of directors of the Company, and the Company’s management concluded that the Company’s previously issued audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Prior Year Financial Statements”), and the Company's previously issued interim financial statements included in the Company's Quarterly Reports on Forms 10-Q for the three months ended March 31, 2022, the six months ended June 30, 2022, and nine months ended September 30, 2022 (the “Prior Period Interim Financial Statements”), should no longer be relied upon as a result of the following accounting errors:

●
The Company concluded that it did not correctly account for a financed insurance premium whereby a third-party lender prepaid the Company's annual insurance premiums to our insurance companies in exchange for a short-term interest bearing note (the “Insurance Financing Agreement”). The Company previously recognized, on its consolidated balance sheet, a current prepaid asset for the amount paid by the Company under the Insurance Financing Agreement in excess of the total amortized value of the prepaid insurance policy. The Company reassessed its accounting for the Insurance Financing Agreement and determined that the Insurance Financing Agreement should be classified as a current note payable with the full amount of the insurance premium recognized as current prepaid asset at the time the Company entered into the Insurance Financing Agreement.

●
The Company concluded that the Insurance Financing Agreement and corresponding payment to the third-party lender constitutes a constructive receipt and disbursement of cash. As a result, the Company determined the cash flows from financing activities contained within the Prior Year Financial Statements is understated—this error is accompanied by a corresponding overstatement in cash flows from operating activities due to an understated prepaid asset.

●	Similar to the above assessment, the Company concluded that the cash payments to the third-party lender should be presented within cash flows from financing activities. As a result, the Company determined the cash flows from financing activities contained within the Prior Period Interim Financial Statements are overstated—this error is accompanied by a corresponding understatement in cash flows from operating activities due to the derecognition of the previously unrecognized prepaid asset.

Accordingly, investors should no longer rely upon the Prior Year Financial Statements or the Prior Period Interim Financial Statements.

The Company is restating its financial results for the fiscal year ended December 31, 2021 in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and intends to file an amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 to restate the Prior Year Financial Statements.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02(a) with Mayer Hoffman McCann P.C., the Company’s independent registered public accounting firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the timing of completion of the restatements and revisions and any anticipated conclusions of the Company, the Audit Committee or the Company’s management. Other factors that could cause our actual results, performance or achievements to differ materially from our expectations include: the ongoing review of our financial statements, accounting, accounting policies and internal control over financial reporting; the preparation of, and the audit or review, as applicable, of restated filings; and the subsequent discovery of additional adjustments to our previously issued financial statements.

These statements are based on the current expectations of the Company and are not predictions of actual performance, and are not intended to serve as, and must not be relied on, by any investor as a guarantee, prediction, definitive statement, or an assurance, of fact or probability. These statements are only current predictions or expectations, and are subject to known and unknown risks, uncertainties and other factors which may be beyond the Company’s control. Actual events and circumstances are difficult or impossible to predict, and these risks and uncertainties may cause the Company’s or its industry’s performance, or achievements to be materially different from those anticipated by these forward-looking statements. A further description of risks and uncertainties can be found in the sections captioned “Risk Factors” in the Company’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and other filings with or submissions to, the SEC, which are available at https://www.sec.gov/. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated March 31, 2023
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAB Biotherapeutics, Inc.

Date:	March 31, 2023	By:	/s/ Eddie J. Sullivan
Eddie J. Sullivan Chief Executive Officer